MFS(R) Municipal High Income Fund

                      Supplement to the Current Prospectus

Effective April 1, 2006, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are jointly responsible for the day-to-day management of the fund.

Portfolio Managers                  Primary Role            Since     Title and Five Year History
Gary A. Lasman                    Portfolio Manager         April     Vice   President   of   MFS;   employed   in  the
                                                            2006      investment  management  area of MFS  since  2002;
                                                                      Assistant  Portfolio Manager and Senior Municipal
                                                                      Analyst  for  Liberty  Funds  Group  from 1998 to
                                                                      2002.
Geoffrey L. Schechter             Portfolio Manager         2002      Senior  Vice  President  of MFS;  employed in the
                                                                      investment management area of MFS since 1993.


                 The date of this Supplement is March 28, 2006.